                                                                   EXHIBIT 10.20
                                                                  Execution Copy



THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

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

               __________________________________________________

                           PRIME RESPONSE GROUP INC.
                         COMMON STOCK PURCHASE WARRANT
               __________________________________________________

     This certifies that, for good and valuable consideration, Prime Response Group Inc., a Delaware corporation (the "Company"), grants to General Atlantic Partners 52, L.P., a Delaware limited partnership (the "Warrantholder"), the right to subscribe for and purchase from the Company, at any time on or prior to the Expiration Date, 273,099 validly issued, fully paid and nonassessable shares, par value $.01 per share, of common stock of the Company (the "Warrant Shares"), at the exercise price per share of $0.01 (the "Exercise Price"). Capitalized terms used herein shall have the meanings ascribed to such terms in
Section 9 below.

     1.   Warrant.  This Warrant is issued pursuant to, and in accordance with,
          -------
the Stock and Warrant Purchase Agreement and is subject to the terms thereof.

     2.   Exercise of Warrant; Payment of Taxes.
          -------------------------------------

          2.1  Exercise of Warrant.  Subject to the terms and conditions set
               -------------------
forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder at any time on or prior to the Expiration Date by:

               (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form, and

               (b) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price in lawful money of the United States of America.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

          2.2  Cashless Exercise.
               -----------------

               (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or, from time to time, in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section
2.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant (or the part thereof being converted) at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price for the shares of Common Stock issuable upon exercise of the Warrant (or the part thereof being converted) immediately prior to the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right.

               (b) The Conversion Right may be exercised by the Warrantholder on any Business Day on or prior to the Expiration Date by delivering this Warrant, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

          2.3  Warrant Shares Certificate.  A stock certificate or certificates
               --------------------------
for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, payment by the Warrantholder of the aggregate Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

          2.4  Payment of Taxes.  The issuance of certificates for Warrant
               ----------------
Shares shall be made without charge to the Warrantholder at any time.

     3.   Restrictions on Transfer; Restrictive Legends.
          ---------------------------------------------

          3.1 This Warrant may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than to an Affiliate of the Warrantholder without the written consent of the Company, which shall not be unreasonably withheld, and the Warrant Shares may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with the Stockholders Agreement (so long as such agreement is in effect).

          3.2 Except as otherwise permitted by this Section 3, (a) each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 4) shall be stamped or otherwise imprinted with a legend in substantially the form:

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

     Except as set forth in this Section 3, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the form stipulated in the Stockholders Agreement (so long as such agreement is in effect).
Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if and to the extent permitted by, and in accordance with, the Stockholders Agreement (so long as such agreement is in effect).

     4.   Reservation and Registration of Shares.  The Company covenants and
          --------------------------------------
agrees as follows:

          (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and, except as provided in the Stockholders Agreement, free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

          (b) The Company shall at all times have authorized and reserved, and shall keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

          (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

     5.   Anti-dilution Adjustments.  The number of Warrant Shares to be
          -------------------------
received upon exercise of this Warrant shall be subject to adjustment as follows:

          5.1  Dividend, Subdivision, Combination or Reclassification of Common
               ----------------------------------------------------------------
Stock.  In the event that the Company shall at any time or from time to time,
-----
after the issuance of this Warrant but prior to the exercise hereof, (w) pay a dividend or make a distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, the aggregate number of Warrant Shares for which this Warrant is exercisable (the "Warrant Share Number") immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

          5.2  Certain Distributions.  In case the Company shall at any time or
               ---------------------
from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase the foregoing, then, and in each such case, the Warrant Share Number
                        ----
shall be increased by being multiplied by a fraction (i) the numerator of which shall be the Current Market Price of one share of Common Stock immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the Fair Market Value of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed divided by the number of shares of Common Stock outstanding immediately prior to such distribution. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution; provided,
                                                                     --------
however, that no adjustment shall be made with respect to any distribution of
-------
rights to purchase securities of the Company if the Warrantholder would otherwise be entitled to receive such rights upon exercise at any time of this Warrant. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of shareholders entitled to receive such distribution.

          5.3  Other Changes.  In case the Company at any time or from time to
               -------------
time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2 or 5.7 (but not including any action described in any such Section) and the Board of Directors of the Company in good faith determines that it would be equitable in the circumstances to adjust the Warrant Share Number as a result of such action, then, and in each such case, the Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholders).

          5.4  De Minimis Adjustments.  Notwithstanding anything herein to the
               ----------------------
contrary, no adjustment under this Section 5 need be made to the Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required.

          5.5  Abandonment.  If the Company shall take a record of the holders
               -----------
of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Warrant Share Number shall be required by reason of the taking of such record.

          5.6  Certificate as to Adjustments.  Upon any increase in the Warrant
               -----------------------------
Share Number or adjustment of the Exercise Price, the Company shall within a reasonable period (not to exceed 10 days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the President or a Vice President of the Company and (ii) the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased Warrant Share Number then in effect following such adjustment.

          5.7  Reorganization, Reclassification, Merger or Sale.  In case of any
               ------------------------------------------------
spin-off by the Company of another Person (the "Spin-off Entity"), in addition to all other adjustments of the Warrant Share Number and the Exercise Price pursuant to this Section 5, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Company and the Majority Warrantholders, entitling the Warrantholder to purchase, at an exercise price equal to the Exercise Price, the number of shares of common stock of the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, exercised this Warrant, and in case of any capital reorganization, reclassification, a Merger, a Sale or a consolidation of the Company with or into another Person or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction"), the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which this Warrant could have been exercised immediately prior to such Transaction and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

          5.8  Dilution Notices.  In case at any time or from time to time:
               ----------------

               (x) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock;

               (y) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

               (z) there shall occur a spin-off or Transaction;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off or Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.7 is applicable, the Company shall also deliver the certificate described in such Section 5.7 to the Warrantholder at least 10 Business Days prior to effecting such reorganization or reclassification as aforesaid.

     6.   Loss or Destruction of Warrant.  Subject to the terms and conditions
          ------------------------------
hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

     7.   Ownership of Warrant.  The Company may deem and treat the person in
          --------------------
whose name this Warrant is registered as the holder and owner hereof

(notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

     8.   Amendments.  Any provision of this Warrant may be amended and the
          ----------
observance thereof waived only with the written consent of the Company and the Warrantholder.

     9.   Definitions.  As used herein, unless the context otherwise requires,
          -----------
the following terms have the following respective meanings:

     "Affiliate" has the meaning specified in the Stock and Warrant Purchase
      ---------
Agreement.

     "Board of Directors" means the Board of Directors of the Company.
      ------------------

     "Business Day" means any day other than a Saturday, Sunday or a day on
      ------------
which national banks are authorized by law to close in the State of New York.

     "Capital Stock" means, with respect to any Person, any and all shares,
      -------------
interests, participation, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

     "Common Stock" means the common stock, par value $.01 per share, of the
      ------------
Company.

     "Common Stock Equivalent" means any security or obligation which is by its
      -----------------------
terms convertible into shares of Common Stock or another Common Stock Equivalent, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

     "Company" has the meaning specified on the cover of this Warrant.
      -------

     "Conversion Right" has the meaning specified in Section 2.2 of this
      ----------------
Warrant.

     "Current Market Price" means, as of the date of determination, (a) the
      --------------------
average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding thirty (30) trading days ending on such date, or (b) if the Common Stock is not then listed or admitted to trading on any securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

     "Excluded Transaction" means (a) options to purchase shares of Common Stock
      --------------------
which may be granted to employees, consultants or directors of the Company pursuant to a stock option plan approved by the Board of Directors of the Company, (b) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock or (c) capital stock issued upon exercise, conversion or exchange of any Common Stock Equivalent.

     "Exercise Form" means an Exercise Form in the form annexed hereto as
      -------------
Exhibit A.

     "Exercise Price" has the meaning specified on the cover of this Warrant.
      --------------

     "Expiration Date" means the earlier of (a) July 15, 2006 and (b) the
      ---------------
closing of the Initial Public Offering.

     "Fair Market Value" means the amount which a willing buyer would pay a
      -----------------
willing seller in an arm's length transaction reasonably determined in good faith by the Board of Directors or, if such determination is not reasonably satisfactory to the Warrantholder, such determination as shall be made by a nationally recognized investment banking firm selected by the Company and the Warrantholder, the expenses for which shall be borne equally by the Company and the Warrantholder. Any determination of the Fair Market Value by the Board of Directors or such investment banking firm shall be made based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

     "GAP Coinvestment II" means GAP Coinvestment Partners II, L.P., a New York
      -------------------
limited partnership.

     "GAP LP" means General Atlantic Partners 52, L.P., a Delaware limited
      ------
partnership.

     "Initial Public Offering" means the initial public offering of shares of
      -----------------------
Common Stock of the Company pursuant to an effective registration statement filed under the Securities Act.

     "Majority Warrantholders" means the holders of a majority of the shares of
      -----------------------
Common Stock issuable upon exercise of all of the warrants issued pursuant to the Stock and Warrant Purchase Agreement assuming the exercise of all such warrants.

     "Market Price" means, as of the date of determination, (a) the closing
      ------------
price per share of Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal securities exchange (including, without limitation, The Nasdaq Stock Market, Inc.) on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors and reasonably acceptable to the Majority Warrantholders; provided,
                                                                    --------
however, that if such determination is not reasonably acceptable to the Majority
-------
Warrantholders, then a market price per share determined at the Company's expense by an appraiser chosen by mutual agreement of the Company and the Majority Warrantholders. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

     "Merger" means (x) the merger or consolidation of the Company into or with
      ------
one or more Persons or (y) the merger or consolidation of one or more Persons into or with the Company, if, in the case of (x) or (y), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person.

     "Permitted Transferee" has the meaning set forth in the Stockholders
      --------------------
Agreement.

     "Person" means any individual, firm, corporation, partnership, limited
      ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     "Purchaser" has the meaning specified in the Stock and Warrant Purchase
      ---------
Agreement.

     "Sale" means the sale, conveyance, exchange or transfer to another Person
      ----
of (a) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer, the stockholders of the Company prior to such sale, conveyance, exchange or transfer do not, directly or indirectly, retain at least a majority of the voting power of the surviving Person or (b) all or substantially all of the assets of the Company.

     "Securities Act" has the meaning specified on the cover of this Warrant, or
      --------------
any similar Federal statute, and the rules and regulations of the United States Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall be deemed to include a reference to the comparable section, if any, of any such similar Federal statute.

     "Spin-off Entity" has the meaning specified in Section 5.7 of this Warrant.
      ---------------

     "Stock and Warrant Purchase Agreement" means the Stock and Warrant Purchase
      ------------------------------------
Agreement, dated July 15, 1999, among the Company, GAP LP and GAP Coinvestment
II.

     "Stockholders Agreement" has the meaning specified on the cover of this
      ----------------------
Warrant.

     "Transaction" has the meaning specified in Section 5.7 of this Warrant.
      -----------

     "Transfer" has the meaning specified on the cover of this Warrant.
      --------

     "Warrantholder" has the meaning specified on the cover of this Warrant.
      -------------

     "Warrant Share Number" has the meaning specified in Section 5.1 of this
      --------------------
Warrant.

     "Warrant Shares" has the meaning specified on the cover of this Warrant.
      --------------

     10.  Miscellaneous
          -------------

          10.1  Entire Agreement.  This Warrant constitutes the entire agreement
                ----------------
between the Company and the Warrantholder with respect to the Warrant.

          10.2  Binding Effect, Benefits.  This Warrant shall inure to the
                ------------------------
benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

          10.3  Section and Other Headings.  The section and other headings
                --------------------------
contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

          10.4  Notices.  All notices, demands and other communications provided
                -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

          (a)   if to the Warrantholder:

                c/o General Atlantic Service Corporation
                3 Pickwick Plaza
                Greenwich, Connecticut 06830
                Telecopy:  (203) 622-8818
                Attention: William E. Ford

                with a copy to:

                Paul, Weiss, Rifkind, Wharton & Garrison
                1285 Avenue of the Americas
                New York, New York 10019-6064
                Telecopy:  (212) 757-3990
                Attention: Matthew Nimetz, Esq.

     (b)  if to the Company:

                Prime Response Group Inc.
                150 CambridgePark Drive
                Cambridge, MA 02140
                Telecopy:  (617) 876-8383
                Attention: Chief Executive Officer

                with a copy to:

                Brobeck Hale and Dorr
                Hasilwood House
                60 Bishopsgate
                London EC2N 4AJ
                England
                Telecopy:  44 171 638 5888
                Attention: David Ayres

     All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

          10.5  Severability.  Any term or provision of this Warrant which is
                ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

          10.6  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED
                -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          10.7  No Rights or Liabilities as Shareholder.  Nothing contained in
                ---------------------------------------
this Warrant shall be determined as conferring upon the Warrantholder any rights as a shareholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                              PRIME RESPONSE GROUP INC.


                              By:   /s/ Peter J. Boni
                                  -----------------------------------
                                    Name:  Peter J. Boni
                                    Title: President & CEO

Dated:  As of July 15, 1999